Draft: January 13, 1999




Jupiter Marine International Holdings, Inc.
Senior Secured Note
Due __________, 20___


FOR VALUE RECEIVED, Jupiter Marine International Holdings, Inc., a corporation duly organized and existing under the laws of the State of Florida (the "Payor"), having its principal place of business at 3391 Southeast 14th Street, Port Everglades, Florida 33137, hereby promises to pay to Triton Holdings International Corp. or its assignee, (the "Payee"), on ________, 20___ (the "Maturity Date"), unless earlier converted or redeemed in accordance with the terms of this Senior Secured Note, the principal sum of $350,000 together with interest as set forth in Paragraph "1" hereof, in lawful money of the United States. This Senior Secured Note is entered into pursuant to a Loan Agreement dated as of the 14th day of January, 1999, by and between Payor and Payee, providing for a loan of the principal amount of $350,000 (the "Loan") and has been designated by the Payor as its Senior Secured Note (the "Note").


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

1.       Interest.

         Interest on the unpaid balance (including any accrued and unpaid interest) shall be calculated from the date which is set forth on the last page of this Note at an interest rate equal to ten (10%) percent per annum. All such interest shall, at the option of the Payee, by providing written notice to the Payee pursuant to Paragraph "C" of Article "12" of this Note at least ten (10) days prior to the payment date, be either (A) paid quarterly or (B) capitalized quarterly by the addition of such accrued interest to the principal amount outstanding pursuant to this Note and shall be due together with the principal sum hereof on the Maturity Date. All future references to "Principal" in this Note shall be deemed to include any interest which is capitalized pursuant to the foregoing sentence. Such interest payments shall be paid or capitalized on March 31, June 30, September 30, and December 31 (the "Due Dates") during each year of the term of this Note. If Payor does not give written notice that interest should be capitalized, the Payee shall be required to make the interest payments on the Due Dates.

2.       Method of Payment

         (A) Payment of the Principal balance of this Note, together with accrued interest thereon, shall be due and payable in full four (4) years from the date hereof (the "Maturity Date"), unless earlier converted or redeemed in accordance with the terms of this Note.

         (B) Repayment of this Note by the Payor shall be made by check drawn to the Payee at the Payee's address, which is located at 6680 Serena Lane, Boca Raton, Florida 33433, or at such other place as may be designated in writing by the Payee to Payor.

3.       Conversion.

         (A) The Payee of this Note has the right, at its option, by notifying the Payor in writing, pursuant to Paragraph "C" of Article "12" of this Note, at any time prior to the Maturity Date, to convert the Principal amount of this
Note into shares of the Payor's Common Stock, par value $0.001 (the "Common Shares" or "Shares"), at a conversion price based upon the conversion schedule set forth in Paragraph "(B)" of this Article "3" of this Note or if the conversion price has been adjusted pursuant to Paragraph "(F)" of this Article "3" of this Note then at such adjusted conversion price, upon surrender of this Note at the office of the Payor, accompanied by a written instrument of conversion which shall be in the form of the instrument annexed hereto and made a part hereof, as Exhibit "1", and which shall be duly executed by the Payee or its assigns.

         (B) Conversion Schedule: Payee has the option to convert the Principal amount of this Note into Shares in accordance with the following schedule. Year 1 commences on the date of the execution of this Note.

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
                  Year                               Conversion Price per Share
                  ----                               --------------------------
                    1                                             $.50
                    2                                             $.375
                    3                                             $.25

The Payor agrees that if this Note has not been previously converted or paid in full on or prior to the last day of Year 3, the Payor shall issue to the Payee such number of Common Shares as shall be determined by dividing the then Principal amount of this Note by twenty five ($0.25) cents. Notwithstanding the issuance of such Shares, the outstanding balance of this Note shall remain due and payable in full upon the Maturity Date. If, for example, on the last day of Year 3, the total Principal is $25,000, the Payor shall issue 100,000 shares of its Common Shares to the Payee and said $25,000 shall be due and payable upon the Maturity Date.

         (C) As promptly as practicable after any conversion, as herein provided, of this Note by the Payee, the Payor shall:

             (i) Deliver or cause to be delivered to or upon the written order of the Payee, certificates representing the number of fully paid and nonassessable Shares into which this Note is converted in accordance with the provisions of this Note and;

             (ii) Deliver to the holder of the shares of Common Stock which were converted, pursuant to this Article "3", the whole number of shares rounded up or down to the nearest whole number determined by rounding to the next greater whole number if the fractional Share is 0.5 or greater and the next lower whole number if the fractional share is less than 0.5.

         Subject to the following provisions of this Article "3" of this Note, such conversion shall be deemed to have been made at the close of business on the date that this Note has been surrendered for conversion, so that the rights of the Payee of this Note with respect to the Principal amount of this Note so converted shall cease at such time and the person or persons entitled to receive the Shares upon conversion of this Note shall be treated, for all purposes, as having become the record holder or holders of such Shares at the time of such surrender for conversion; provided, however, that such surrender on any date when the stock transfer books of the Payor are closed shall be effective to constitute the person or persons entitled to receive the Shares upon such conversion as the record holder or holders of such Shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Shares as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

         (D) If the last day for the exercise of the conversion right is a Saturday, Sunday, or Holiday, such conversion right may be exercised until the next succeeding day which is not a

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

Saturday, Sunday, or Holiday. The term "Holidays" shall include New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, Christmas Day, and any other weekday upon which banks are closed in the State of Florida.

         (E) The Payee shall not be required to pay any costs or expenses in connection with the issuance of certificates for Shares upon conversion of this Note. Such certificates shall be issued in the name or names directed by the Payee.

         (F) In order to preserve the conversion rights of the Payee of this Note, the conversion price is subject to adjustment if certain events occur, including, but not limited to, any of the events which are set forth below:

             (i) The issuance of any previously authorized or newly authorized shares (common or any other securities convertible into common) of the Payor for less than $0.33 per share.

             (ii) A recapitalization of the outstanding shares of the Payor which has the effect of changing the percentage of Shares which this Note may be converted into in relation to the total number of outstanding shares;

             (iii) The payment of any stock dividends;

             (iv) The distribution to any holders of shares of the Payor's securities, evidences of indebtedness of the Payor or assets (excluding cash dividends paid from retained earnings); and

             (v) The issuance after the date hereof of any stock options, warrants or other rights to acquire shares in the Payor at a price less than $0.33 per share.

             (vi) Any capital reorganization by the Payor, any reclassification or recapitalization of the Payor's capital stock, or any transfer of all or substantially all the assets of the Payor to or consolidation or merger of the Payor with or into any other Person.

         Upon occurrence of any of the above events, or any other event which might result in a change in the percentage of the number of shares of each class of stock of the Payor which this Note may be converted into (any of such events is hereinafter referred to as a "Dilution Event"), then, in such event, the Payor will immediately take whatever measures are necessary to insure that the percentage interest in the Payor which the Note may be converted into would not be increased or reduced. Any adjustment which is required by this Paragraph "F" of Article "3" of this Note shall be deemed effective retroactive to the date of the

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

Dilution Event. The provisions of this Paragraph "F" of Article "3" of this Note shall be applicable to any Dilution Event which occurs at any time after the date of this Note. In the event that any of the Dilution Events occur, the Payor will mail or cause to be mailed a notice, pursuant to Paragraph "C" of Article "12", to the Payee of this Note

         (G) The Payor may not, without the prior written consent of the Payee, issue any (i) Common Stock at less than thirty three ($0.33) cents per share or
(ii) securities convertible into Common Stock at less than thirty three ($0.33) cents per share.

4.       Prepayment

         (A) The Payor may, at its option, upon giving 30 days written notice (the "30 Day Period") to Payee pursuant to Paragraph "C" of Article "12", prepay the outstanding balance hereunder, in whole or in part, without premium or penalty.

         (B) Notwithstanding the provisions of Paragraph "A" of this Article "4" of this Note, in addition to any other rights which the Payee has pursuant to this Note, Payee shall have the right to convert this Note into Common Shares pursuant to Article "3" of this Note during the 30 Day Period.

5.       Events of Default

         The term "Event of Default" as used herein shall mean the occurrence and continuation of any one or more of the following events:

         (A) The failure of the Payor to promptly pay when due the Principal which is due and payable under this Note, which failure continues for five (5) days after its due date.

         (B) The failure of the Payor to promptly pay when due any payment of interest which is due and payable under this Note, which failure continues for five (5) days after the Payee gives the Payor written notice of such default; provided however, that the Payee shall not be obligated to give to the Payor the aforesaid written notice of its default with respect to its failure to pay interest which is due and payable if written notice has been given to the Payor on any two (2) prior occasions.

         (C) If the Payor shall:

             (i) The default (after the applicable time to cure) in the due observance or performance of any material covenant, condition or agreement on the part of the Payor to be observed or performed pursuant to the terms of this Note, any other Senior Secured Note(s) issued pursuant to the Loan, any other agreements entered into between the Payor and the Payee, or any agreement entered into between the Payor and any third party;

             (ii) The admission in writing by the Payor of its inability to pay its debts as they mature;

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

             (iii) The filing by the Payor of a petition in bankruptcy, or a petition to take advantage of any insolvency act;

             (iv) The filing of a petition in bankruptcy against the Payor with or without the consent of the Payor, and the failure to have such petition dismissed within thirty (30) days from the date that such petition is filed;

             (v) The filing of a petition or answer seeking reorganization or relief under any bankruptcy or insolvency laws or any other law for the relief of debtors or the filing of an answer admitting, or failing to deny, the material allegations of a petition filed against the Payor for any such relief;

             (vi) The entry by a court of competent jurisdiction of a final non-appealable order, judgment or decree appointing, without the consent of the Payor, of a receiver, trustee or custodian for the Payor or of all or substantially all of the respective property or assets of Payor, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty
(30) days from the date of entry thereof;

             (vii) The sale by the Payor of all or substantially all of its assets, or the merger or consolidation by the Payor with or into another corporation, except for mergers or consolidations where the Payor is the surviving entity or where the surviving entity expressly accepts and assumes all of the obligations of the Payor under this Note;

             (viii) The commencement of a proceeding to foreclose the security interest or lien in any property or assets to satisfy the security interest or lien therein of any secured creditor of the Payor;

             (ix) The entry of a final judgment for the payment of money by a court of competent jurisdiction against the Payor which judgment the Payor shall not discharge (or provide for such discharge) in accordance with its terms within fifteen (15) days of the date of entry thereof, or procure a stay of execution thereof within fifteen (15) days from the date of entry thereof and, within such fifteen (15) day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

             (x) Any voluntary or involuntary dissolution, liquidation or winding up of the Payor.

         (B) In the event that any of the Events of Default occur, the Payor will mail or cause to be mailed a notice, pursuant to Paragraph "C" of Article "12" of this Note, to the Payee immediately upon the occurrence of any such Event of Default.

6.       Remedies Upon Default

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

         (A) Upon the occurrence of an Event of Default (as defined in Article "4" of this Note), and any time thereafter while such Event of Default is continuing, the entire unpaid Principal balance and all accrued and unpaid interest which is due pursuant to this Note and all other amounts payable to the Payee pursuant to this Note shall, at the Payee's option, be accelerated and become and be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Payor.

         (B) The liability of the Payor hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the Payee including, but not limited to, any extension of time, renewal, waiver or other modification.

         (C) The Payor shall be liable for all costs of collections, including, but not limited to, attorney's fees and expenses which Payee may incur as a result of the exercise by Payee of any rights or remedies pursuant to this Note or otherwise available, including, but not limited to, any remedy upon default provided for in this Article "6" of this Note.

         (D) No failure on the part of the Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         (E) The remedies which are provided herein are cumulative and not exclusive of any remedies which are provided by law.

         (F) Any provision of this Note which may prove to be unenforceable under any law shall not affect the validity of any other provision of this Note. If from any circumstances whatsoever, fulfillment of any provisions of this Note or any other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

7.       Priority

         The indebtedness which is evidenced by this Note, including Principal and interest, shall be senior in priority with respect to payment of all other debt of the Payor

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

8.       Security Interest

         The indebtedness which is evidenced by this Note, including Principal and interest, is secured by all assets of the Payor, pursuant to the Security Agreement dated as of the 14th day of January, 1999 by and between the Payee and the Payor.

9.       Full Recourse

         Anything in this Note to the contrary notwithstanding, the Payor hereunder shall be liable on this Note for the full amount of the interest and Principal due under this Note.

10.      Transferability

         This Note shall be registered in the Payee's name on the books of the Payor at the office of the Payor, after which no transfer hereof shall be valid unless transfer instructions are received by the Payor from the registered Payee hereof or by his attorney duly authorized in writing. The following legend is applicable to this Note and shall appear on this Note, any substitute Note and on any certificate evidencing any Shares which the Payee of this Note will receive upon the conversion of the Note. "The Note [Shares] which is [are] represented by this Certificate has not been registered under the Securities Act of 1933, as amended. These securities have been acquired for investment purposes only and not with a view to distribution or resale, and may not be sold, transferred, made subject to a security interest, pledged, hypothecated or otherwise disposed of unless and until registered under the Securities Act of 1933, as amended, or on an opinion of counsel for the Payor, that registration is not required under such Act."

11.      Payee Deemed Owner

         The Payor, any paying agent, any conversion agent and any Note registrar shall deem and treat the registered Payee hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon or thereon made by anyone other than the Payor or any Note registrar), for the purpose of receiving payment hereof or thereof or on account hereof or thereof and for all other purposes, and neither the Payor nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary.

12.      Miscellaneous

         (A) Headings. Headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

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

         (B) Enforceability. If any provision which is contained in this Note should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any state or of the United States, such invalidity or unenforceability shall not affect any other provision of this Note. Instead, this Note shall be construed as if such invalid or unenforceable provisions had not been contained herein.

         (C) Notices. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) registered or certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, in each case addressed as follows:

If to Payee:                        Triton Holdings International Corp.
                                    1081 Fairview Lane
                                    Singer Island,  Florida 333404
                                    Facsimile No.: (561) 487-6646

with a copy to:                     Mintz & Fraade, P.C.
                                    488 Madison Avenue
                                    New York, New York 10022
                                    Attention: Frederick M. Mintz
                                    Facsimile No.: (212) 486-0701

If to the Payor:                    Jupiter Marine International Holdings, Inc.
                                    3391 Southeast 14th Street
                                    Port Everglades, Florida 33317
                                    Facsimile No.: (954)523-9390

with a copy to:                     Atlas, Pearlman, Trop and Borkson
                                    200 East Las Olas Blvd., Suite 1900
                                    Fort Lauderdale, Florida 33301
                                    Attention: Robert Burnett, Esq.
                                    Facsimile No.:(561) 763-7800


or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing by registered or certified mail is impossible due to an absence of postal service, and if the other methods of sending notice set forth in this Paragraph "C" of this Article "12" of this Note are not otherwise available, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing differs from the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice was given.

         (D) Governing Law; Disputes. This Note shall in all respects be construed, governed, applied and enforced under with the internal laws of the State of Delaware without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of Delaware and made pursuant to the laws of the State of Delaware. The parties agree that they shall be deemed to have agreed to binding arbitration in Boca Raton, Florida, with respect to the entire subject matter of any and all disputes relating to or arising under this Note including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Note. Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of Florida, County of Palm Beach. In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction. The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators. In connection with the arbitrators' determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom. In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more. For example, if the party initiating arbitration ("A") seeks an award of $100,000 plus costs and expenses, the other party ("B") has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has "prevailed". The parties specifically designate the Courts in the City of Boca Raton, State of Florida as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award. The parties hereby consent to and submit to personal jurisdiction over each of them by the Courts of the State of Florida in any action or proceeding, waive personal service of any and all process and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph "C" of this Article "12" of this Note.

         (E) Entire Agreement. The parties have not made any representations, warranties, or covenants with respect to the subject matter hereof which is not set forth herein, and this Note, together with any instruments or other agreements executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Note and any such instrument, which alone fully and completely expresses their agreement. This Note may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Note.

         (F) Further Assurances. The Parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions, which are reasonably required to effectuate this Note and the intents and purposes hereof.

         (G) Binding. This Note shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

         (H) Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Note shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Note or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Note to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

         (I) Expenses. Each party hereto shall pay its own expenses incident to the negotiation and preparation of this Note and all other documents necessary or appropriate to consummate the transactions provided for herein, and shall bear its own costs and expenses incurred in closing and carrying out the transactions provided for by this Note.

         (J) Counterparts. This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (K) Exhibits All Exhibits annexed or attached to this Note are incorporated into this Note by reference thereto and constitute an integral part of this Note.

         IN WITNESS WHEREOF, Jupiter Marine International Holdings, Inc. has caused this Note to be signed in its name by the signature of its President.


Dated:            __________________

Attest:                                                Jupiter Marine
International Holdings, Inc



By:________________________________
Secretary                                              Carl Herndon,
President


Corporate
Seal:



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